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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  July 13, 2004
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                                 Presstek, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




           Delaware                   0-17541                     02-0415170
           --------                 -----------              -------------------
(State or Other Jurisdiction of     (Commission               (I.R.S. Employer
 Incorporation or Organization)     File Number)             Identification No.)



                               55 Executive Drive
                        Hudson, New Hampshire 03051-4903
                    ----------------------------------------
                    (Address of Principal Executive Offices)



                                 (603) 595-7000
               --------------------------------------------------
               Registrant's telephone number, including area code





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ITEM 5.  OTHER EVENTS

         On July 13, 2004, Presstek, Inc. ("Presstek") entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") pursuant to which a wholly-owned subsidiary of Presstek will acquire substantially all of the assets of A.B. Dick Company and its subsidiaries, with specified exceptions, through a U.S. Bankruptcy Court section 363 asset sale (the "Transaction"), on the terms and subject to the conditions of the Asset Purchase Agreement.

         The Transaction is subject to various conditions, including, among other things, U.S. Bankruptcy Court approval.

         In connection with the Transaction and the Asset Purchase Agreement, Presstek and A.B. Dick's current lender, KeyBank, entered into a Revolving Credit Agreement (the "Credit Agreement") with A.B. Dick and Paragon Corporate Holdings, Inc. to provide $7 million in debtor-in-possession financing, subject to Bankruptcy Court approval.

         The foregoing description of the Asset Purchase Agreement is qualified in its entirety by reference to the Asset Purchase Agreement, a copy of which is attached to this report as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Credit Agreement is qualified in its entirety by reference to the Credit Agreement, a copy of which is attached to this report as Exhibit 10.l and is incorporated herein by reference. In addition, the press release issued by Presstek on July 13, 2004 relating to the signing of the Asset Purchase Agreement is attached to this report as Exhibit 99.1.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              2.1 Asset Purchase Agreement by and among Presstek, Inc., Silver Acquisitions Corp., Paragon Corporate Holdings, Inc., A.B. Dick Company, A.B. Dick Company of Canada, Ltd. and Interactive Media Group, Inc. dated as of July 13, 2004

              10.1 Debtor-in-Possession Revolving Credit Agreement by and among A.B. Dick Company, Paragon Corporate Holdings, Inc., KeyBank National Association and Presstek, Inc. dated as of July 13, 2004

              99.1   Press release issued by Presstek, Inc., dated July 13, 2004
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 PRESSTEK, INC.


Date:  July 13, 2004                             By: /s/ Moosa E. Moosa
                                                     ---------------------------
                                                     Moosa E. Moosa
                                                     Vice President, Finance and
                                                     Chief Financial Officer

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                                  EXHIBIT INDEX



Exhibit No.    Description
-----------    -----------

2.1 Asset Purchase Agreement by and among Presstek, Inc., Silver Acquisitions Corp., Paragon Corporate Holdings, Inc., A.B. Dick Company, A.B. Dick Company of Canada, Ltd. and Interactive Media Group, Inc. dated as of July 13, 2004

10.1           Debtor-in-Possession Revolving Credit Agreement by and among A.B.
               Dick Company, Paragon Corporate Holdings, Inc., KeyBank National Association and Presstek, Inc. dated as of July 13, 2004

99.1           Press release issued by Presstek, Inc., dated July 13, 2004